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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) February 29, 2000

                            Accredited Home Lenders, Inc.
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               (Exact name of registrant as specified in its charter)


        California                    333-07219                    33-0426859
----------------------------      --------------------        ------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                      Identification No.)


15030 Avenue of Science, Suite 100
        San Diego, CA                                                92128
(Address of Principal Executive                                 ----------------
          Offices)                                                 (Zip Code)




Registrant's telephone number, including area code                (858) 676-2100
                                                               -----------------

                                No Change
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         (Former name or former address, if changed since last report)

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Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------------------------------------------------------

(a)   Not applicable

(b)   Not applicable

(c)   Exhibit 25.1. Form T-1 Statement of Eligibility.


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                               SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                ACCREDITED MORTGAGE LOAN TRUST 2000-1

                                By: Accredited Home Lenders, Inc.

                                Registrant



                                By: /S/   Ray W. Mckewon
                                   ------------------------------
                                   Name:  Ray W. McKewon
                                   Title: Executive Vice President




Dated:  February 29, 2000

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                              EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION
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Exhibit 25.1.              Form T-1 Statement of Eligibility



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